Income tax (Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances) (Details) - USD ($) $ in Thousands		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Tax loss carried forward		$ 197,651	$ 176,009
Allowance for expected credit loss of receivable, accrued expense and others not currently deductible for tax purposes		37,991	33,341
Deferred revenue		2,708	5,346
Impairment of investment		4,937	7,632
Others		4,350	0
Valuation allowance	[1]	(242,051)	(213,688)	$ (150,252)	$ (87,106)
Amounts offset by deferred tax liabilities		(5,586)	(8,640)
Total deferred tax assets, net			0
Deferred tax liabilities:
Related to the fair value changes of investments		10,446	9,061
Related to acquired intangible assets		54,774	34,013
Others		4,628	1,780
Amounts offset by deferred tax assets		(5,586)	(8,640)
Total deferred tax liabilities, net		$ 64,262	$ 36,214

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets would not be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.